SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

December 1, 2000
----------------------------------
Date of Report (Date of earliest event reported)



                              PEOPLES BANCORP INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     0-16772
                             Commission File Number


                           Ohio                          31-0987416
----------------------------------------------      --------------------
(State or other jurisdiction of incorporation)      (I.R.S. Employer
                                                     Identification Number)



                  138 Putnam Street
                     P.O. Box 738,
                    Marietta, Ohio                              45750
----------------------------------------------------          ----------
(Address of principal executive office)                       (Zip Code)




               Registrant's telephone number, including area code:
                                 (740) 373-3155



                                 Not applicable
          (Former name or former address, if changed since last report)






                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
Not applicable.

Item 2.  Acquisition or Disposition of Assets
Not applicable.

Item 3.  Bankruptcy or Receivership
Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
Not applicable.

Item 5.  Other Events
On December 1, 2000, Peoples Bancorp Inc. was recently recognized in the Tenth Annual Edition of America's Finest companies.The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
Not applicable.

Item 7.  Financial Statements and Exhibits
(a) Non required
(b) Non required
(c) Exhibits

EXHIBIT NUMBER                            DESCRIPTION

99                                        News Release issued December 1, 2000

Item 8.  Change in Fiscal Year
Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
Not applicable.
 .

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  December 5, 2000                    PEOPLES BANCORP INC.
                                           --------------------
                                           Registrant



                                  By: /s/  ROBERT E. EVANS
                                           Robert E. Evans
                                           President and Chief Executive Officer



                                INDEX TO EXHIBITS


Exhibit Number               Description                          Page
------------------           ---------------------------         ------
99                           News Release issued 12/1/00           4